SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                          FORM 8-K

                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 31, 1999

                     American Rice, Inc.
    (Exact name of registrant as specified in its charter)

                            Texas
        (State or other jurisdiction of incorporation)

        0-17039                                76-0231626
(Commission File Number)                    (I.R.S. Employer
                                           Identification No.)
411 N. Sam Houston Parkway E.
      Houston, Texas                                 77060
   (Address of Principal                           (Zip Code)
     Executive Offices)

                          (281) 272-8800
       (Registrant's telephone number, including area code)

                          Not Applicable
   (Former name or former address, if changed since last report

Item 5.  Other Events

Monthly Operating Reports filed with United States Trustee

As previously reported on Form 8-K, on August 11, 1998 American Rice, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. Pursuant to Federal Rule of Bankruptcy Procedure 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company must file a Monthly Operating Report ("MOR") with the Office of the United States Trustee. The MOR covering the period from inception of the bankruptcy through January 31, 1999 was filed with the Office of the United States Trustee on January 24, 1999. A copy of this MOR is attached hereto as Exhibit 99 and is incorporated herein by reference.

California Milling Operations Shutdown and Layoffs

American Rice, Inc. issued a press release on February 4, 1999 announcing an anticipated temporary seasonal shutdown in April of its milling operations in Maxwell, California. The information contained in such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits

(c) Exhibits

Exhibit 99 - Monthly Operating Report

Exhibit 99.1 - Press Release dated February 4, 1999.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 1999                        American Rice, Inc.
                                             --------------------
                                                 (Registrant)

                                      By:  /s/ Joseph E. Westover
                                           ----------------------
                                               Joseph E. Westover
                                               Vice President and
                                                  Controller